UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                                FORM 8-K


                             CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  January 25, 2002



                           MONOGRAM PICTURES, INC.
           (Exact name of registrant as specified in its charter)



              Nevada                   000-20598       75-2293489
(State or other jurisdiction         (Commission     (IRS Employer
      of incorporation)               File Number)  Identification No.)



      1375 South Ft. Harrison Avenue, Clearwater, Florida 33756
      (Address of principal executive offices       Zip Code)



Registrant's telephone number, including area code:  727-461-3200



NOT APPLICABLE
(Former name or former address, if changed since last report)





Item 1.  Changes in Control of Registrant.

    Under date of January 25, 2002, the Registrant entered into an "Agreement Providing for the Exchange of Capital Stock" (the "Agreement") pursuant to which it will acquire all of the outstanding voting common stock (the only series of equity securities outstanding) of a Florida corporation known as Med-Tech Labs, Inc. Such voting common stock is comprised of 7,500 shares, $1 par value. Med-Tech Labs, Inc. conducts its business under the name of MedServices of America. Med-Tech Labs, Inc. is referred to in this Report as "MSA".

    MSA is a closely held Florida corporation which operates one of the largest laboratory testing facilities and clinical laboratories on the west coast of Florida and utilizes in such business 21 collection locations.

    Pursuant to the terms of the Agreement, all of the outstanding voting common stock of MSA (held by approximately seven record and beneficial holders) will be exchanged for that number of shares of the Registrant's authorized but unissued common stock, $.001 par value (the Registrant's Common Stock) which, when issued will constitute 95% of the Registrant's Common Stock then outstanding, the remaining 5% being owned by the present record and beneficial owners of the outstanding Registrant's Common Stock.

    Such issuance is anticipated to be accomplished in a transaction which is exempt from the registration requirements of the Securities Act of 1933, as amended (the "'33 Act") in reliance upon the exemption provided by
Section 4(2) thereof and Regulation D thereunder.

    The exchange transaction is scheduled for consummation in accordance with the Agreement on March 31, 2002. The consummation of the exchange transaction is subject to a number of conditions precedent, including the preparation and delivery of the audited financial statements of MSA reflecting its condition and results of operations for those fiscal years and interim periods as is required by Regulations S-B and S-X of the rules and regulations of the United States Securities and Exchange Commission. Additionally, the Registrant will accomplish the distribution to its shareholders of 95 percent of the common stock owned by the Registrant in its wholly-owned subsidiary, Medical Discounts, Ltd. ("MDL"). Pursuant to the Agreement, MSA and its present officers and directors will facilitate the purchase by the Registrant of that number of shares of the common stock of MDL which will constitute 5% of shares of common stock of MDL outstanding subsequent to the distribution described. Such distribution is intended to be accomplished pursuant to an effective Registration Statement under the '33 Act relating to the shares to be distributed to the indicated record holders and to be filed by the Registrant with the Commission at the earliest possible time subsequent to January 25, 2002.

    The Agreement results from the efforts rendered by A.S.K. Consulting, Inc. ("ASK") pursuant to a certain Consulting Agreement entered into under date of November 19, 2001 which was previously reported by the Registrant in its 8-K Report filed in November 2001. Under the Letter of Intent, ASK was obligated to provide certain funds to the Registrant and the Agreement contains an acknowledgment of the Registrant that it has received approximately $60,000 from ASK. Any further obligations of ASK to provide funds to the Registrant have been extinguished by virtue of execution and delivery of the Agreement. MSA, however, is obligated to deliver or make available to the Registrant and/or MDL an additional amount of $75,000 on or before March 31, 2002, subject to a grace period of 15 days calculated from March 31, 2002. Of such $75,000 to be provided, $20,000 is intended to defray and provide for the costs of the Registration Statement to be prepared and filed with the Commission and which will relate to distribution of substantially all of the common stock of MDL presently held by the Registrant.

    As a result of the execution and delivery of the Agreement, the Board of Directors of the Registrant is now constituted by Steven Swank, who is also the Chief Executive Officer of the Registrant; Thomas W. Kearney; Lee Mullineaux; and Edwin B. Salmon, Jr. Messrs. Kearney and Mullineaux were appointed to the Board of Directors of the Registrant in November 2001 as previously reported in the 8-K Report of the Registrant for November 2001. Edwin B. Salmon, Jr. is the President and Chief Executive Officer of MSA and a principal shareholder thereof.

    As reported in the 8-K Report for the Registrant for November 2001, Messrs. Thomas W. Kearney and Lee Mullineaux have been issued an aggregate 8,000,000 shares of the Registrant's Common Stock. Additionally, a consultant to ASK and the Registrant, David Salmon, was issued 2,000,000 shares of the Registrant's Common Stock. Pursuant to the provisions of the Agreement, Messrs. Kearney, Mullineaux and David Salmon have agreed to surrender to the Registrant any shares of the Registrant's Common Stock which they own of record and beneficially immediately prior or on the Closing Date for the Agreement transactions which is March 31, 2002. The shares of the Registrant's Common Stock issued to Messrs. Kearney, Mullineaux and David Salmon are the subject of a Registration Statement filed with the Commission on Form S-8.

    The Agreement is included with this 8-K Report as an exhibit.


Item 2.  Acquisition or Disposition of Assets.

See Item 1


Item 3.  Bankruptcy or Receivership.

    NOT APPLICABLE


Item 4.  Changes in Registrant's Certifying Accountants.

    NOT APPLICABLE


Item 5.  Other Events and Regulation FD Disclosure.

    NOT APPLICABLE


Item 6.  Resignation of Registrant's Directors.

    NOT APPLICABLE


Item 7.  Financial Statements and Exhibits.

(a)(1) Financial Statements relating to the financial condition and results of operations of Med-Tech Labs, Inc. will be provided contemporaneous to the times that such are to be provided under the terms of the Agreement and in a current report to be filed by the Registrant if the Agreement transactions described in Item 9 hereof are consummated

(b)    NOT APPLICABLE

(c) Agreement Providing for the Exchange of Capital Stock dated as of January 25, 2002


Item 8.  Change in Fiscal Year.

    NOT APPLICABLE

Item 9.  FD Disclosure.

Press Release Dated January 30th, 2002

For Immediate Release

Monogram Pictures, Inc. Announces Definitive Agreement to Acquire Med Tech Labs, Inc.

Clearwater, Fla., Jan. 30 /PRNewswire/ -- Monogram Pictures, Inc. (OTCBB:
MOPP , http://www.monogrampicturesinc.com) announced today that it has signed an "Agreement Providing For The Exchange Of Capital Stock" with Med-Tech Labs, Inc., (dba) Med Services of America (http://www.msa-labs.com)
(MSA). MSA operates the largest independent Clinical Laboratory in the state of Florida with 21 collection locations. MSA is "The Other Clinical Laboratory" providing excellent customer service where numbers 1 and 2 fall short.

MSA is a full-service independent clinical laboratory servicing the West Coast of Florida from Dunnellon to Fort Myers, with its main facility located at 1375 South Fort Harrison Avenue in Clearwater. The current operation represents the legacy of over 44 years of business in West Central Florida. Over the years the business grew into a regional laboratory with over $12 million in annual gross billings. In 1998, Med Tech Labs, Inc. acquired the laboratory assets from Medical Technology Laboratories, Inc., an un-affiliated corporate entity. With a history in Florida's west coast medical community dating back to 1957, the tenure of the laboratory and its ability to reinvent itself within the community is a remarkable legacy.

Monogram recently issued 10 million shares to Thomas. Kearney, Lee Mullineaux of A.S.K. Consulting, Inc. and David Salmon for the purpose of identifying a "Target" acquisition and other obligations. Those shares were subsequently registered with the Securities and Exchange Commission on form S-8. Mssrs. Kearney and Mullineaux are also shareholders of Med Tech Labs, Inc. Kearney, Mullineaux and Salmon are parties to the Definitive Agreement and have agreed to tender any remaining shares they own beneficially to Monogram Pictures, Inc. at closing, canceling the registration and transferring any remaining obligations of A.S.K. Consulting, Inc. to Med Tech Services, Inc. Kearney and Mullineaux's Monogram shares are subject to certain volume restrictions under Rule 144. The percentage of shares returned by Kearnery and Mullineaux at closing of the 8 Million shares issued between each will be directly proportionate to the amount each will receive for their pro-rata ownership of Med Tech Labs, Inc. The current shareholders of Med Tech Labs, Inc., adjusted for the return of the Kearney, Mullineaux and Salmon shares, will own 95% of the issued and outstanding stock of Monogram Pictures, Inc. at closing. The transaction includes the distribution through a stock dividend of Medical Discounts Limited, Inc. to the same Monogram Pictures, Inc. shareholders adjusted for the Kearney, Mullineaux and Salmon tender. Each shareholder will own shares of two companies subsequent to closing subject to an effective Registrations Statement with the Securities and Exchange Commission.

Customer Loyalty
Physicians are demanding clients who place their business in terms of quality and price, in that order. Physicians are demanding clients, in that their network of referrals is quite often requested in the results dissemination routing. They do not always respond to legislative mandates to clinical laboratories in a sympathetic manner (i.e.: Medicare medical necessity screens), and their office staff turnover can create continuity problems with respect to standing orders and other protocols. In such a business to retain customer loyalty is therefore no small feat. A significant number of the larger accounts have been with the operation in excess of three years.

Physical Plant
The main laboratory and home office occupies a 19,668 square foot building. Housed within the facility is the main reference laboratory, which comprises approximately 14535 square feet, materials management, client services, accounting, billing, administration, and the central courier station. Within the laboratory testing area resides an additional 2000 square feet of expansion area which can accommodate growth of testing to over three times the current volume.

Within the main laboratory functional areas of hematology, chemistry, special chemistry, immunology, microbiology, and specimen processing is housed over $2.5 million dollars worth of sophisticated equipment. This equipment is isolated from the main power grid by separate electrical circuits. All instruments are protected from data loss by various power conditioners and surge suppressors.

Geographic Market and Client Base
Med Tech Labs, Inc. (MSA) currently serves the Florida West Coast counties of Pinellas, Pasco, Hernando, Citrus, Hillsborough, Manatee, Sarasota, Charlotte, Lee, Collier, Marion Sumter, and Polk. This geographic market represents a total population of 4.5 million people and, as of 7/99, 9,710 licensed physicians of whom 3,884 are practicing in the area of primary care and the primary care subspecialties. The overall growth rate for the next five years is projected at 6%.

MSA operates 21 Patient Service Centers on the West Coast of Florida. These are all leased premises serving as both specimen drop-off points and patient walk-in centers. Along the West Coast of Florida from Crystal River to Fort Myers is a 175-mile-long corridor extending 30 miles inland, which represents an area of continued growth of primarily retirement aged residents. MSA is almost in the mid-point of this corridor of growth with major arterial roads connecting it , or scheduled for completion in the next 18 months, to all population areas. Our marketing strategy reflects a focus on this corridor for developing new business.

Of the Florida counties MSA serves, overall market penetration is 3.8%. The area with highest market penetration is Pinellas County at 4.90% with the northern counties of Pasco, Hernando, and Citrus at 4.22%. The areas with the greatest opportunities for increasing market penetration are Hillsborough County, and the counties of Manatee, Sarasota, Charlotte, Lee and Collier, which currently have less than 3% and 2% penetration respectively.

Competition
The two largest competitors of MSA are LabCorp and Quest. LabCorp, through a national network of laboratories, offers a broad range of testing services. Since its founding in 1971, LabCorp has grown into a network of 25 major laboratories and approximately 1,200 service sites consisting of branches, patient service centers, and STAT laboratories in all 50 states.

LabCorp has achieved a substantial portion of its growth through acquisitions. On April 28, 1995, LabCorp completed a merger with Roche Biomedical Laboratories, Inc., an indirect subsidiary of Roche Holdings, Inc. In June of 1994, LabCorp acquired Allied Clinical Laboratories, Inc., then the sixth-largest independent clinical laboratory in the United States. LabCorp additionally acquired 57 smaller clinical laboratories with aggregate sales of approximately $182.4 million.

Quest merged with SmithKline Beecham Clinical Laboratories (SBCL) in 1998 to create the largest independent clinical laboratory network in the United States. Prior to the merger a substantial portion of Quest's growth resulted from acquisitions. Quest offers a broad range of routine and esoteric testing services and currently processes approximately 154 million requisitions each testing year for combined revenues in 1997 of $2.6 billion.

Quest owns the highly regarded Nichols Institute which conducts research, specializes in esoteric testing using genetic screening and other advanced technologies, performs clinical studies testing, and manufactures and distributes diagnostic test kits and instruments. Quest additionally owns Quest Informatics which collects and analyzes laboratory, pharmaceutical and other data to help large health care customers identify and monitor patients who are at-risk for certain diseases. Smaller clinical labs exist which compete with MSA, most of which are likely merger or acquisition candidates for MSA.

Special Note: Management believes certain statements in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ from those expressed or implied. Such differences may result from actions taken by the company prior to its current fiscal year end, as well as from developments beyond the company's control, including changes in global economic conditions that may, among other things, affect the performance of the company's anticipated acquisitions or future business. In addition, changes in domestic competitive and economic conditions may also affect performance of all significant company businesses. SOURCE Monogram Pictures, Inc.






SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM PICTURES, INC.



By__________________________________
     Thomas W. Kearney, Treasurer CFO


_______________________, 2002


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